Exhibit 10.4

Prepared By:

Daniel A. Merlin, Esq.

Alexander Ricks PLLC

4601 Park Road, Suite 580

Charlotte, NC 28209

After Recording Return to:

Frederick H. Ladner

Fabyanske, Westra, Hart & Thomson, P.A.

333 South Seventh Street, Suite 2600

Minneapolis, Minnesota 55402

State of North Carolina	County of Lincoln

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT is made as of the 15th day of February, 2018 by AIR T, INC., a Delaware corporation (hereinafter called the “Borrower”), in favor of MINNESOTA BANK & TRUST, a Minnesota banking corporation (hereinafter called the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement dated as of December 21, 2017, as amended by that certain Amendment No. 1 to Credit Agreement dated on or about the date hereof (as so amended and as it may be further amended, modified, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Lender has agreed, among other things, to make a term loan to the Borrower up to $1,680,000.00 (the “Loan”) to refinance existing indebtedness secured by the Subject Property (as hereinafter defined); unless the context otherwise indicates, capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement;

WHEREAS, in accordance with the Credit Agreement, the Borrower has executed and delivered its Term Note D of even date herewith, payable to Lender, in the principal amount of $1,680,000.00 (hereinafter, together with all amendments, modifications, extensions and renewals, called the “Note”);

WHEREAS, to secure payment and performance of the obligations of the Borrower under the Credit Agreement and the Note, the Borrower has executed and delivered to Fidelity National Title Insurance Company, as trustee for the benefit of the Lender, a Combination Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement of even date herewith (hereinafter called the “Deed of Trust”), covering, inter alia, real estate situated in the City of Denver, County of Lincoln, State of North Carolina, legally described on Exhibit A attached hereto and hereby made a part hereof, and the buildings and improvements and furniture, fixtures, furnishings, equipment, machinery and personal property owned by the Borrower now or hereafter located thereon (hereinafter collectively called the “Subject Property”); and

WHEREAS, the Lender, as a condition to making the loan evidenced by the Note and the Credit Agreement, has required the execution of this Assignment.

NOW, THEREFORE, In consideration of the premises, and in further consideration of the sum of One Dollar ($1.00) paid by the Lender to the Borrower, the receipt and sufficiency of which are hereby acknowledged, the Borrower does hereby grant, transfer, set over, assign and deliver to the Lender all of the Borrower's right, title and interest in, to and under all leases, ground leases, subleases, licenses, concessions, tenancies, management agreements, operating agreements and any other agreements creating the right of possession or the right of use without a transfer of title, whether written or oral, now or hereafter existing, and covering all or any part of the Subject Property, together with any and all security deposits made thereunder, all extensions, amendments, modifications, renewals and replacements of any thereof, and any guaranties of the lessee's, ground lessee’s sublessee's, licensee's, concessionaire's, tenant's, user's, manager's or operator's (hereinafter collectively called “Lessees”) obligations under any thereof, each of said leases, ground leases, subleases, licenses, concessions, tenancies and agreements now existing and hereafter executed or entered, together with all such deposits, extensions, amendments, modifications, renewals, replacements and guaranties, being hereinafter collectively referred to as the “Leases”. In addition to the foregoing, the Borrower does further hereby grant, transfer, set over and assign to the Lender, and does hereby relinquish to the Lender all of the Borrower's right to collect and enjoy, all of the rents, income, revenues, royalties, issues and profits, including, without limitation, all amounts payable to the Borrower on account of maintenance, repairs, taxes, insurance and common area or other charges by any other party to any Lease, and all amounts paid in compromise or for cancellation of any Lease by any party thereto other than the Borrower, now or hereafter accruing or owing under or from Leases or otherwise from the Subject Property or any part thereof, whether accruing before or after foreclosure of the Deed of Trust or during any period of redemption therefrom (hereinafter collectively called “Rentals”). All of said Leases and Rentals are being hereby granted, transferred, set over and assigned for the purpose of facilitating the payment and performance of:

(1)

all sums due and owing on the Note or pursuant to the Credit Agreement (the terms and conditions of the Note and the Credit Agreement are incorporated herein by reference and made a part hereof), with interest thereon at the rate set forth therein; the unpaid principal balance outstanding pursuant to the Note and all amounts advanced or to be advanced pursuant to the Note, together with interest thereon, payable to the Lender pursuant to the Credit Agreement, if not sooner due shall be due and payable in any event on the Maturity Date;

(2)	all other obligations, liabilities, covenants and agreements, now existing or hereafter arising, of the Borrower to the Lender hereunder, under the Credit Agreement and the other Loan Documents;

(3)

all obligations of the Borrower under any Hedge Agreement entered into by the Borrower and a Hedge Provider with respect to the interest rate payable on the Loan, and all obligations of Borrower to pay or indemnify the Lender or any other Hedge Provider for any and all losses, liabilities, obligations, damages, charges, costs and expenses which may be incurred, suffered or paid by the Lender or such Hedge Provider by reason or on account of, or in connection with any early termination by the Borrower of any such agreement; the Borrower’s obligations under this paragraph shall survive the repayment, or any other satisfaction, of the Note; the amount of any such indebtedness described in this paragraph is undetermined on the date hereof; and

(4)

all sums, with interest thereon at the same rate or rates as specified in the Note and the Credit Agreement, advanced in protecting the lien of the Deed of Trust and this Assignment, including taxes, assessments, charges, claims, fines, impositions, insurance premiums, amounts due upon prior or superior mortgages and other prior or superior liens, encumbrances and interests, the Lender’s fees provided for herein or in the other Loan Documents and legal expenses and attorneys’ fees and all sums advanced for any other purpose authorized herein (the Note and all such sums, together with interest thereon, and all such obligations being hereinafter collectively referred to as the “Indebtedness Secured Hereby”).

A.	To protect this Assignment, the Borrower agrees as follows:

1.      The Borrower agrees to promptly, faithfully and diligently observe, perform and discharge each and every term, condition, obligation, covenant and agreement which the Borrower is now, or hereafter becomes, liable to observe, perform or discharge under the Note, the Deed of Trust and the Leases; to give prompt written notice to the Lender of any notice of default under any Lease on the part of the Borrower received from a Lessee thereunder, or on the part of any Lessee given by the Borrower thereunder, together with an accurate, complete copy of any such notice; and, at the sole cost and expense of the Borrower, to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the Lessees under the Leases.

2.      The Borrower shall, at the Borrower's sole cost and expense, appear in and defend any dispute, action or proceeding arising under, growing out of or in any manner connected with or affecting any of the Leases or the obligations, duties or liabilities of the Borrower or any Lessee thereunder, and indemnify Lender against, and hold Lender harmless from and to pay all costs and expenses of the Lender, including attorneys' fees (prior to trial, at trial, and on appeal), in connection with any such dispute, action or proceeding in which the Lender may appear or with respect to which it may otherwise incur costs or expenses, whether or not the Lender prevails therein.

3.      Should the Borrower fail to make any payment or to do any act as herein provided, then the Lender may, but without obligation to do so, without notice or demand to or upon the Borrower, and without releasing the Borrower from any obligation hereof, make or do the same in such manner and to such extent as the Lender may deem necessary or desirable to protect the enforceability of this Assignment, including specifically, without limiting its general powers, appearing in and defending any action or proceeding purporting to affect the enforceability of this Assignment or the rights or powers of the Lender, and observing, performing and discharging all or any of the obligations, covenants and agreements of the Borrower in the Leases contained. In exercising any such powers, the Lender may pay its costs and expenses, employ counsel and incur and pay attorneys' fees (prior to trial, at trial and on appeal). The Borrower hereby grants to the Lender an irrevocable power of attorney, coupled with an interest, to perform all of the acts and things provided for in this section and in Section C.2 hereof as the Borrower's agent and in the Borrower's name.

4.      The Borrower agrees to reimburse the Lender, upon demand, for all sums expended by the Lender under the authority hereof, together with interest thereon at the Default Rate specified in the Note from the date expended, and the same shall be added to the indebtedness evidenced by the Note and shall be secured hereby and by the Deed of Trust.

5.      Until the Indebtedness Secured Hereby shall have been paid in full, the Borrower covenants and agrees not to enter into any Lease without the prior written approval thereof by the Lender, if the Lender’s approval is required under the Credit Agreement, and, at Lender’s request, to provide the Lender with executed copies of all Leases, to assign to the Lender any and all subsequent Leases upon all or any part of the Subject Property upon the same or substantially the same terms and conditions as are herein contained, and to make, execute and deliver to the Lender, upon demand, any and all instruments that may be necessary or desirable therefor or otherwise effectuate the terms of this Assignment. The terms and conditions of this Assignment shall, however, apply to any such subsequent Leases, whether or not such instruments are executed or delivered by the Borrower.

6.      Except as permitted in the Credit Agreement, the Borrower agrees not to modify, amend, extend, waive or in any manner alter the terms of any Lease or reduce the Rental payable thereunder; not to waive, excuse or condone any default by a Lessee under a Lease; not to in any manner release or discharge any Lessee of or from any obligation, covenant, condition or agreement by said Lessee to be performed under a Lease, including the obligation to pay the Rental called for thereunder in the manner and at the places and times specified therein; not to grant any concession to a Lessee; not to cancel or terminate the term of any Lease or accept a surrender thereof; not to consent to any assignment or sublease by any Lessee of its rights under any Lease; and not to enter into any new Lease. During the existence of an Event of Default, the Borrower does by these presents expressly release, relinquish and surrender unto the Lender all of the Borrower's right, power and authority to modify, amend, extend, waive or in any manner alter the terms and provisions of the Leases, to reduce Rentals, to waive, excuse or condone a default by a Lessee, to release or discharge any Lessee, to grant concessions to any Lessee, to cancel or terminate the term of a Lease or to accept a surrender thereof, to consent to an assignment or a sublease by a Lessee, and to enter into any new Lease. Any attempt on the part of the Borrower to exercise any such right, power or authority, without the prior written consent of the Lender, shall be a nullity and shall be a default hereunder.

7.      Each Lease shall remain in full force and effect despite any merger of the interest of the Borrower and any Lessee thereunder; the Borrower shall not transfer fee title to the Subject Property to any Lessee, without the prior written consent of the Lender; and no such transfer shall relieve the Borrower of any liability to the Lender, unless the Lender specifically agrees otherwise in writing.

8.      The Borrower shall deliver to the Lender, promptly upon request by Lender a duly executed estoppel certificate from any Lessee, on Lender's form.

9.      The Borrower shall deliver to the Lender, promptly upon request by the Lender, all security deposits, including all applicable interest, held by the Borrower pursuant to the terms of the Leases, which the Lender shall hold and disburse in accordance with the terms of the Leases.

B.	The Borrower hereby covenants and represents and warrants to the Lender that:

1.      The Borrower has good right and lawful authority to grant, transfer, set over and assign, and, other than the Deed of Trust, has not executed any prior assignment or alienation of its rights, title and interest in, to and under the Leases and to and in the Rentals, or otherwise encumbered the same.

2.      The Borrower has not performed or committed any act or executed any instrument, and is not bound by any law, statute, regulation, order, mortgage, deed of trust, indenture, contract or agreement, which might prevent the Lender from operating under any of the terms and conditions hereof, or which would limit the Lender in such operation.

3.      No Rental has been or will be paid by any Lessee, nor has been or will be collected or accepted by the Borrower, for more than one (1) month in advance, and the payment of none of the Rentals to accrue for any portion of the Subject Property has been or will be in any other manner anticipated, waived, released, excused, reduced, discounted, or otherwise discharged, altered or compromised by the Borrower. The Borrower hereby waives any right of set off against any person in possession of any portion of the Subject Property. The Borrower has not incurred and shall not incur any indebtedness to any Lessee.

4.      The Borrower has not executed or agreed to, shall not execute or agree to, and shall not permit to occur by operation of law any other assignment, alienation, pledge, encumbrance or transfer of any of its right, title or interest in, to or under the Leases or Rentals, except as provided for in the Deed of Trust.

5.      The Leases which have been executed on or before the date hereof are in full force and effect; the Leases have not been amended or modified; the Borrower has granted no concession and no waiver, release, reduction, postponement or alteration of rental to the Lessees under said other Leases; and there is no default now existing under the said Leases, nor has any event occurred which, with the passage of time and/or the giving of notice, would constitute a default thereunder.

6.      The Borrower shall not permit any of the Leases to become subordinate to any lien other than the liens hereof and of the Deed of Trust.

C.	It is mutually agreed that:

1.      This is a present, absolute, effective, irrevocable and completed assignment by the Borrower to the Lender of the Leases and Rentals and of the right to collect and apply the same, which is not contingent upon the Lender being in possession of the Subject Property. However, so long as no default exists in the performance of any obligation, covenant or agreement herein contained there exists no Event of Default under the Note, under the Deed of Trust, under the Credit Agreement, or under any other instrument which secures or refers to the Note (each such instrument, other than the Indemnity, is hereinafter called “Other Security Instrument”), and the Borrower shall have a conditional right to collect, but not more than two (2) months in advance, all Rentals from the Subject Property, in trust for the Lender, and to use the same for payment of Impositions (as that term is defined in the Deed of Trust), debt service, operating expenses, insurance premiums which the Borrower is required to pay under the Deed of Trust, all other costs and expenses which the Borrower is required to pay under and pursuant to the Note, to the Deed of Trust, to the Credit Agreement and to this Assignment, and the Indebtedness Secured Hereby, as and when due, before using said Rentals for any other purposes, and the excess only shall be the Borrower's absolute property.

2.      Upon or at any time after the occurrence of an Event of Default hereunder, under the Note, under the Deed of Trust, under the Credit Agreement or under any Other Security Instrument, the Borrower’s conditional right to collect the Rentals as set forth above shall terminate and the Lender may, at its option, but without obligation to do so, without notice to or consent of the Borrower, either in person or by agent, without regard for the adequacy of the security for the Indebtedness Secured Hereby, the commission of waste or the solvency of the Borrower, with or without bringing any action or proceeding, or by a receiver or trustee to be appointed by a court, enter upon, take possession of, maintain, manage and operate the Subject Property, make, execute, enforce, modify, alter, cancel and accept the surrender of Leases (whether or not the same extend beyond the term of the Deed of Trust), obtain or evict tenants, fix or modify Rentals, refund and collect security deposits, and do any acts which the Lender deems proper to protect the security hereof, and either with or without taking possession of the Subject Property, in its own name or in the name of the Borrower, sue for or otherwise demand, collect, receive, and give receipts for all Rentals, and apply the same upon the costs of collection thereof, including the fees and costs of agents and attorneys employed by the Lender; upon the costs of managing, operating and leasing the Subject Property, including taxes, insurance, maintenance, repairs, improvements, the fees of professional managing agents, architects, engineers, and appraisers, license and permit fees, leasing fees and commissions, and the Lender's out-of-pocket expenses, and upon any Indebtedness Secured Hereby, in such order as the Lender may determine, subject to applicable statutory requirements, if any, and to the requirements of Section 1.13 of the Deed of Trust.

The Lender or such receiver or trustee shall be entitled to remain in possession of the Subject Property and to collect the Rentals throughout any statutory period of redemption from a foreclosure sale to the extent permitted by applicable law. The entering upon and taking possession of the Subject Property, the collection of such Rentals and the application thereof as aforesaid shall not cure or waive any Event of Default or waive, modify or affect any notice of default under the Note, under the Deed of Trust, under the Credit Agreement, under any Other Security Instrument or hereunder, or invalidate any act done pursuant to such Event of Default or notice of default. The Lender may, without entering into possession or pursuing any other remedy as provided in this section or at law or in equity, or in conjunction with such possession or pursuit of other remedy, give notice to any or all Lessees authorizing and directing said Lessees to pay Rentals directly to the Lender. If a Lessee receives such a notice, the Borrower hereby directs such Lessee to make payment pursuant thereto, and it shall be conclusively presumed, as between the Borrower and such Lessee, that the Lessee is obligated and entitled to make such payment to the Lender, and that such payment constitutes payment of Rentals under the Lease in question. Such notice may be given either in the Lender's or in the Borrower's name. The Borrower shall in every way facilitate the payment of Rentals to the Lender, when the Lender has the right to receive the same hereunder. The Lender shall be accountable only for Rentals actually collected hereunder and not for the rental value of the Subject Property. The Lender shall not be liable for any security deposit made by any Lessee unless and until the Lender comes into actual, physical possession and control thereof. Failure of the Lender to collect, or discontinuance by the Lender from collecting, at any time, and from time to time, any Rentals, shall not in any manner affect the rights of the Lender to thereafter collect the same.

The right of Lender to collect and receive the Rentals from, or possession of, the Subject Property, or to exercise any of the rights or powers granted herein to Lender shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit or the commencement of any non-judicial procedure to foreclose the lien of the Deed of Trust, and shall further extend to any period allowed by law for the redemption of the Subject Property after any foreclosure sale.

3.      The Lender shall have the right, under this Assignment, to take possession of and use, without rental or charge, any fixtures, equipment, furniture, appliances, personal property, books of account and records of the Borrower or its agents located in or constituting a part of the Subject Property in connection with the Lender's occupancy, management and operation of the Subject Property. The Lender shall be deemed to be the creditor of any Lessee in respect of any assignment for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceeding affecting such Lessee; provided, however, that the Lender shall not be obligated to file timely claims in such proceedings or to otherwise pursue any creditor's rights therein.

4.      The Lender shall not be deemed to be a partner of, or a joint venturer with, the Borrower with respect to the Subject Property or to be a participant of any kind in the management or operation of the Subject Property. The Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Lease, or with respect to the Subject Property or the inspection, maintenance or repair thereof, under or by reason of this Assignment, and the Borrower shall and does hereby agree to defend and indemnify the Lender against, and to hold it harmless from, any and all liability, loss or damage which the Lender may or might incur under the Leases, by reason of any death, personal injury or property damage occurring on or about the Subject Property, or otherwise under or by reason of this Assignment and against and from any and all claims and demand whatsoever which may be asserted against the Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease, or by reason of any such death, personal injury or property damage. Should the Lender incur any such liability, loss or damage under any Lease, by reason of any such death, personal injury or property damage, or under or by reason of this Assignment, or as a result of or in defending against any such claims or demands, the amount thereof, including costs, expenses and attorneys' fees (including such costs, expenses and fees prior to trial, at trial and on appeal), together with interest thereon at the Default Rate specified in the Note from the date incurred, shall be secured hereby and by the Deed of Trust, and the Borrower shall reimburse the Lender therefor immediately upon demand. Neither this Assignment, nor the exercise by the Lender of its rights hereunder, shall be deemed to constitute the Lender a mortgagee in possession of the Subject Property, unless the Lender elects in writing to be so constituted.

5.      If any Event of Default shall occur under the Note, under the Deed of Trust, under the Credit Agreement, under any Other Security Instrument or hereunder, or if any representation or warranty made by the Borrower to the Lender in connection with the Loan evidenced by the Note is untrue in any material respect, then the Lender may, at its option, declare all sums secured hereby immediately due and payable, and, in addition to making available to the Lender any remedies for default herein set forth, such Event of Default or breach of representation or warranty shall, at the Lender's sole option, constitute and be deemed to be an Event of Default under the Deed of Trust, entitling the Lender to every and all rights and remedies therein contained, in addition to those rights and remedies herein set forth, without regard to the adequacy of security for the Indebtedness Secured Hereby, the commission of waste or the insolvency of the Borrower.

6.      Upon the payment in full of all Indebtedness Secured Hereby, as evidenced by the recording or filing of any instrument of satisfaction or full release of the Deed of Trust, unless there shall have been recorded another mortgage or deed of trust in favor of the Lender covering all or any portion of the Subject Property, this Assignment shall become and be void and of no further effect.

7.      All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and they are intended to be limited to the extent necessary so that they will not render this Assignment invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Assignment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the other terms hereof shall be in no way affected thereby. The Lender shall be entitled to all rights and remedies available hereunder, under the Note, under the Deed of Trust, under the Credit Agreement, under any Other Security Instrument, at law, in equity or under statute now and/or at the time of exercise thereof, even though such rights and remedies were not available on the date first above written, and all such rights and remedies may be exercised at any time and from time to time concurrently, separately, successively and in any order of preference, at the Lender's sole discretion.

8.      The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of the Borrower and the Lender; provided, however, that nothing in this section is intended to be or shall be construed as a waiver of any of the rights of the Lender under the Deed of Trust.

9.      This Assignment is given in addition to the Deed of Trust, and not as part of the Deed of Trust. All rights and remedies herein conferred may be exercised whether or not foreclosure proceedings are pending under the Deed of Trust and, to the extent permitted by applicable law, during any statutory period of redemption. The Lender shall not be required to resort first to this Assignment or the Deed of Trust before resorting to the other, and the Lender may exercise its rights and remedies hereunder and under the Deed of Trust concurrently or independently and in any order of preference, all rights and remedies of the Lender set forth herein, in the Note, in the Deed of Trust, in the Credit Agreement, in the Other Security Instruments, at law, in equity, under statute and by contract being cumulative. No failure by the Lender to avail itself of any of the terms, covenants or conditions of this Assignment for any period of time shall be deemed to constitute a waiver thereof. The Lender shall have the right to assign the Borrower's rights, title and interests in, to and under any Leases and in and to the Rentals to any other or subsequent holder of the Note or any participant therein, or to any person, party or entity which acquires title to the Subject Property through foreclosure or otherwise, and any such assignees shall have all of the rights, remedies and powers provided to the Lender herein. All words and phrases used herein shall be construed to include the singular or plural number and the masculine, feminine or neuter gender, as may be appropriate under the circumstances.

10.      All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing, and shall be deemed given or served when personally delivered or when deposited in the U.S. Mail, registered or certified mail, return receipt requested, postage prepaid, or deposited with Federal Express, DHL or another reputable overnight courier, addressed as follows:

If to the Borrower:	AIR T, INC. 5930 Balsom Ridge Road Denver, North Carolina 28037 Attention: Candice L. Otey

With a copy to:	Winthrop & Weinstine, P.A. 225 S. 6th Street Minneapolis, MN 55402 Attention: David E. Moran, Esq.

If to the Lender:	Minnesota Bank & Trust 7701 France Avenue South Edina, MN 55402 Attention: Eric P. Gundersen, SVP

With a copy to:	Fabyanske, Westra, Hart & Thomson, P.A. 333 South Seventh Street, Suite 2600 Minneapolis, Minnesota 55402 Attention: Frederick H. Ladner, Esq.

Each party hereto may change its above-stated address from time to time by serving written notice of the change upon the other party hereto as above provided at least ten (10) days prior to the effective date of said change.

11.      THE LAW OF THE STATE OF NORTH CAROLINA SHALL APPLY TO THE CREATION, ENFORCEMENT AND PERFECTION OF THE ASSIGNMENT SET FORTH HEREIN AND THE EXERCISE OF REMEDIES BY LENDER UNDER THIS ASSIGNMENT THAT PERTAIN TO OR CONCERN THE LEASES AND RENTS, INCLUDING, WITHOUT LIMITATION, THE APPOINTMENT OF A RECEIVER, THE ENFORCEMENT OF THE SECURITY INTEREST AND LIENS GRANTED HEREIN, WHETHER JUDICIALLY OR OTHERWISE. IN ALL OTHER RESPECTS, THE RIGHTS AND OBLIGATIONS OF LENDER WITH RESPECT TO THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW RULES AND PRINCIPLES OF SUCH STATE.

12.      BORROWER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO OR ARISING FROM THIS ASSIGNMENT. AT THE OPTION OF LENDER, THIS ASSIGNMENT MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT IN WHICH THE SUBJECT PROPERTY IS LOCATED OR IN MINNEAPOLIS, MINNESOTA OR THE STATE COURT SITTING IN THE COUNTY IN WHICH THE SUBJECT PROPERTY IS LOCATED OR IN HENNEPIN COUNTY, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR CONVENIENT OR VENUE IN SUCH FORUMS IS NOT PROPER OR CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS ASSIGNMENT, LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE, BUT ANY APPLICABLE STATUTE OF LIMITATIONS SHALL CONTINUE TO BE TOLLED FOR A PERIOD OF SIX (6) MONTHS AFTER SUCH DISMISSAL.

13.      Borrower waives any right to require Lender to bring any action against any other person or to require that resort be had to any security or to any balances of any deposit or other accounts or debts or credits on the books of Borrower in favor of any other person; and, without limiting the foregoing, but in furtherance thereof, Borrower waives any rights Borrower otherwise might have or may have in the future under the provisions of North Carolina General Statutes Section 26-7, et seq., as amended, and any other laws that require or may require Lender to recover against some other person, or to realize upon any collateral which Lender holds for the obligations secured hereby. Borrower also waives any and all right of subrogation, contribution, reimbursement and indemnity and any right of recourse to and with respect to the assets of any other person that is or may be security for the obligations secured hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Borrower has caused this Assignment to be duly executed as to the day and year first above written.

AIR T, INC., a Delaware corporation

By:
Name: Candice L. Otey Title: Secretary Borrower

STATE OF	)
) SS
COUNTY OF	)

The foregoing instrument was acknowledged before me this ___ day of February, 2018, by Candice L. Otey, the Secretary of AIR T, INC., a Delaware corporation, on behalf of the corporation.

Notary Public

EXHIBIT A

LEGAL DESCRIPTION